SUPPLEMENT TO THE PROSPECTUS
                                       OF
                     EVERGREEN NATIONAL MUNICIPAL BOND FUNDS


I.       Evergreen Municipal Bond Fund (the "Fund")

    The Year-by-Year Total Return table under the section of the Fund's prospectus entitled "PERFORMANCE" is revised as follows:

Year-by-Year Total Return for Class B Shares (%)

  1994     1995    1996    1997   1998   1999      2000   2001    2002    2003
 -7.34     16.61  3.15     8.15   4.40   - 6.66    9.30   3.03    8.44    4.28

    The Average Annual Total Return table under the section of the Fund's prospectus entitled "PERFORMANCE" is revised to change the 10-year return and performance since inception return as follows:

Average Annual Total Return
(for the period ended 12/31/2003)1
                                      Performance
                                      Since
                    10 year           1/19/1978
Class A             4.07%             6.30%
Class B             4.11%             6.32%
Class B             3.99%             N/A
(after taxes on distributions)2
Class B             4.07%             N/A
(after taxes on distributions and sale of Fund
shares)2
Class C             4.11%             6.32%
Class I             4.60%             6.51%

1. Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A would have been higher.
2. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

     The last sentence of the third bullet on page 17 under HOW TO REDUCE OR ELIMINATE YOUR SALES CHARGE - Class A of the Fund's prospectus was inadvertently omitted in the printed prospectus. The third bullet under this section is revised as follows:

o Corporate-sponsored retirement plans and non-qualified deferred compensation plans, in each case sponsored by an organization having 100 or more eligible employees. Such purchases are subject to a dealer commission of 1.00% of the amount of purchase paid to the dealer by EIS (subject to recapture by EIS from the dealer if the purchase is redeemed within 12 months after the month of purchase).



October 22, 2004                                                  571658 (10/04)